Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Navient Credit Funding, LLC (the “Company”) Navient Corporation
Navient Solutions, LLC BofA Securities, Inc.
Barclays Capital Inc.
J.P. Morgan Securities LLC RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2020-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2020-B_Loan Tape (base+add on).xlsx” (the “Data File”), provided by the Company on January 10, 2020, containing certain information  related to 9,562 student loans (the “Student Loans”) as of January 2, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2020-B. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, percentages, original maturity dates and first payment dates were within $1.00, 0.01%, one (1) day, and two (2) days, respectively.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system such as: repayment schedule, payment history,

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

 interest rate, original loan balance, etc. for the Selected Student Loans.
•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, and the following screens in the FDR System: #BS Screen, #BS3 Screen,

#BS5 Screen, #CDS Screen, #CIS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen,
#NM CC Screen, and #HDI Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the FDR System, the Company’s internal loan account overview system, the Company’s internal application verification tool, or the Company’s internal application underwriting tool.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 333 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions
Loan Number	Earnest Internal Tool Account Number Page
Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page
Borrower State	Loan Agreement, the most recent state in the “Addresses” section of the Credit Report, “Activity Log” section of the Earnest Internal Tool Account Number Page
Interest Rate	“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO

Attributes	Loan File/Company’s Instructions

PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information
For Selected Student Loans without Interest Rate information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, the rate immediately preceding the latest rate in the “Value” field in the “Variable Rate Changes” section of the Earnest Internal Tool Account Number Page

Payment Frequency
“AUTO PAY PAYMENT” field on #CSS Screen or #CDS Screen
For Selected Student Loans without Payment Frequency information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Schedule” field in the “Overview” section of the Earnest Internal Tool Account Number Page

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen

For Selected Student Loans without Loan Status information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Status” field in the “Overview” section of the Earnest Internal Tool Account Number Page

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and instructions provided by the Company described below

Attributes	Loan File/Company’s Instructions
Original Maturity Date
“MATURITY DT” field on #EDH Screen
For Selected Student Loans without Original Maturity Date information in the FDR System: “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page
School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page and instructions provided by the Company below
Original FICO Score	“Score” field in the “FICO” section of the Credit Report

1.	For purposes of comparing Current Principal Balance, we were instructed by the Company to compare or recompute the Current Principal Balance as follows:

a)
Compare the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

b)
In the event the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “UNPAID_ PRINCIPAL_BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “CUR BAL” field on the #BS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

c)
In the event the “CUR BAL” field on the #BS Screen did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

d)
In the event the “FINANCIAL INSTITUTION” field did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”), as follows:

i.
To the “ACCOUNT BALANCE” column on the #CSS Screen, add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen), and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the

#CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the
#CSS Screen or the #CDS Screen); and,

ii.
Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system.

We compared the Recomputed Current Principal Balance to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

2.
For purposes of comparing Original Maturity Date for Selected Student Loan without Original Maturity Date information in the FDR System, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:

a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tool Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page.

b)	If the day of the date resulting from step (a) is from the 29th to the 31st, use the first day of the following month of the date identified in step (a).

We compared the Recomputed Original Maturity Date to the “original_maturity_date” field in the Data File.
3.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_school_name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

4.
For purposes of comparing School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files. There were no conclusions that resulted from the procedures.

C.
For each Selected Student Loan, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the

“Institution_Name” field in the Accredited Programs List.

In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicated “Yes.” We were informed by the Company that “Yes” indicates the loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were further informed by the Company that if the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.

The information regarding the school name for the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List. There were no conclusions that resulted from the procedures.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurance rate for each of the attributes across the entire population of 9,562 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File and Loan Files, and recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, methodologies or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the methodologies or instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP
Irvine, CA January 29, 2020

Exhibit A- The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2020B001	39	2020B039	77	2020B077	115	2020B115	153	2020B153
2	2020B002	40	2020B040	78	2020B078	116	2020B116	154	2020B154
3	2020B003	41	2020B041	79	2020B079	117	2020B117	155	2020B155
4	2020B004	42	2020B042	80	2020B080	118	2020B118	156	2020B156
5	2020B005	43	2020B043	81	2020B081	119	2020B119	157	2020B157
6	2020B006	44	2020B044	82	2020B082	120	2020B120	158	2020B158
7	2020B007	45	2020B045	83	2020B083	121	2020B121	159	2020B159
8	2020B008	46	2020B046	84	2020B084	122	2020B122	160	2020B160
9	2020B009	47	2020B047	85	2020B085	123	2020B123	161	2020B161
10	2020B010	48	2020B048	86	2020B086	124	2020B124	162	2020B162
11	2020B011	49	2020B049	87	2020B087	125	2020B125	163	2020B163
12	2020B012	50	2020B050	88	2020B088	126	2020B126	164	2020B164
13	2020B013	51	2020B051	89	2020B089	127	2020B127	165	2020B165
14	2020B014	52	2020B052	90	2020B090	128	2020B128	166	2020B166
15	2020B015	53	2020B053	91	2020B091	129	2020B129	167	2020B167
16	2020B016	54	2020B054	92	2020B092	130	2020B130	168	2020B168
17	2020B017	55	2020B055	93	2020B093	131	2020B131	169	2020B169
18	2020B018	56	2020B056	94	2020B094	132	2020B132	170	2020B170
19	2020B019	57	2020B057	95	2020B095	133	2020B133	171	2020B171
20	2020B020	58	2020B058	96	2020B096	134	2020B134	172	2020B172
21	2020B021	59	2020B059	97	2020B097	135	2020B135	173	2020B173
22	2020B022	60	2020B060	98	2020B098	136	2020B136	174	2020B174
23	2020B023	61	2020B061	99	2020B099	137	2020B137	175	2020B175
24	2020B024	62	2020B062	100	2020B100	138	2020B138	176	2020B176
25	2020B025	63	2020B063	101	2020B101	139	2020B139	177	2020B177
26	2020B026	64	2020B064	102	2020B102	140	2020B140	178	2020B178
27	2020B027	65	2020B065	103	2020B103	141	2020B141	179	2020B179
28	2020B028	66	2020B066	104	2020B104	142	2020B142	180	2020B180
29	2020B029	67	2020B067	105	2020B105	143	2020B143	181	2020B181
30	2020B030	68	2020B068	106	2020B106	144	2020B144	182	2020B182
31	2020B031	69	2020B069	107	2020B107	145	2020B145	183	2020B183
32	2020B032	70	2020B070	108	2020B108	146	2020B146	184	2020B184
33	2020B033	71	2020B071	109	2020B109	147	2020B147	185	2020B185
34	2020B034	72	2020B072	110	2020B110	148	2020B148	186	2020B186
35	2020B035	73	2020B073	111	2020B111	149	2020B149	187	2020B187
36	2020B036	74	2020B074	112	2020B112	150	2020B150	188	2020B188
37	2020B037	75	2020B075	113	2020B113	151	2020B151	189	2020B189
38	2020B038	76	2020B076	114	2020B114	152	2020B152	190	2020B190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Exhibit A (cont.) - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2020B191	229	2020B229	267	2020B267	305	2020B305
192	2020B192	230	2020B230	268	2020B268	306	2020B306
193	2020B193	231	2020B231	269	2020B269	307	2020B307
194	2020B194	232	2020B232	270	2020B270	308	2020B308
195	2020B195	233	2020B233	271	2020B271	309	2020B309
196	2020B196	234	2020B234	272	2020B272	310	2020B310
197	2020B197	235	2020B235	273	2020B273	311	2020B311
198	2020B198	236	2020B236	274	2020B274	312	2020B312
199	2020B199	237	2020B237	275	2020B275	313	2020B313
200	2020B200	238	2020B238	276	2020B276	314	2020B314
201	2020B201	239	2020B239	277	2020B277	315	2020B315
202	2020B202	240	2020B240	278	2020B278	316	2020B316
203	2020B203	241	2020B241	279	2020B279	317	2020B317
204	2020B204	242	2020B242	280	2020B280	318	2020B318
205	2020B205	243	2020B243	281	2020B281	319	2020B319
206	2020B206	244	2020B244	282	2020B282	320	2020B320
207	2020B207	245	2020B245	283	2020B283	321	2020B321
208	2020B208	246	2020B246	284	2020B284	322	2020B322
209	2020B209	247	2020B247	285	2020B285	323	2020B323
210	2020B210	248	2020B248	286	2020B286	324	2020B324
211	2020B211	249	2020B249	287	2020B287	325	2020B325
212	2020B212	250	2020B250	288	2020B288	326	2020B326
213	2020B213	251	2020B251	289	2020B289	327	2020B327
214	2020B214	252	2020B252	290	2020B290	328	2020B328
215	2020B215	253	2020B253	291	2020B291	329	2020B329
216	2020B216	254	2020B254	292	2020B292	330	2020B330
217	2020B217	255	2020B255	293	2020B293	331	2020B331
218	2020B218	256	2020B256	294	2020B294	332	2020B332
219	2020B219	257	2020B257	295	2020B295	333	2020B333
220	2020B220	258	2020B258	296	2020B296
221	2020B221	259	2020B259	297	2020B297
222	2020B222	260	2020B260	298	2020B298
223	2020B223	261	2020B261	299	2020B299
224	2020B224	262	2020B262	300	2020B300
225	2020B225	263	2020B263	301	2020B301
226	2020B226	264	2020B264	302	2020B302
227	2020B227	265	2020B265	303	2020B303
228	2020B228	266	2020B266	304	2020B304

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.